                                    OPPENHEIMER BALANCED FUND
                           Supplement dated December 15, 2008 to the
                               Prospectus dated December 28, 2007

This  supplement  amends the Prospectus of  Oppenheimer  Balanced Fund (the
"Fund") dated December 28, 2007 and is in addition to the supplement  dated July
1, 2008.

The section  "How the Fund is Managed - The Manager - Portfolio  Managers,"
beginning  on page  17,  is  deleted  in its  entirety  and  replaced  with  the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Emmanuel Ferreira,  and the fixed income component of the Fund's portfolio is managed  by a team of  investment  professionals  including  Benjamin  J.  Gord,
Geoffrey Caan, Thomas Swaney and Antulio N. Bomfim.

     Mr.  Ferreira  is the lead  manager of the equity  component  of the Fund's portfolio.  He has been a Vice President and portfolio manager of the Fund since
January  2003 and Vice  President of the Manager  since  January  2003.  He is a portfolio  manager  and  officer  of other  portfolios  in the  OppenheimerFunds complex. He was formerly Portfolio Manager at Lashire Investments from July 1999 through December 2002. Mr. Ferreira is primarily  responsible for the day-to-day management of the equity component of the Fund's portfolio.

     The Fund's fixed-income component is managed by a portfolio management team comprised of Benjamin Gord,  Geoffrey Caan, Thomas Swaney and Antulio N. Bomfim.
This  portfolio  management  team is primarily  responsible  for the  day-to-day management of the fixed-income component of the Fund's portfolio.

     Mr. Gord has been a Vice President and portfolio  manager of the Fund since
February 2006 and a Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds  complex. Mr. Gord was an Executive Director and a senior fixed income analyst at Miller,  Anderson
& Sherrerd from April 1992 through March 2002.

     Mr. Caan has been a Vice President and portfolio  manager of the Fund since
February 2006 and a Vice  President of the Manager since August 2003. He is also a portfolio  manager of other portfolios in the  OppenheimerFunds  complex.  Mr.
Caan was a Vice  President of ABN AMRO N.A.,  Inc. from June 2002 through August
2003,  and a Vice  President  of Zurich  Scudder  Investments  from January 1999 through June 2002.

     Mr. Swaney has been a portfolio manager of the Fund and a Vice President of the Manager  since April 2006 and a Vice  President of the Fund since June 2006.
He is also a  portfolio  manager  of other  portfolios  in the  OppenheimerFunds complex.  Mr. Swaney was a senior analyst of the Manager's High Grade Investment
Team from June 2002 to March  2006.  Prior to joining  the Manager in June 2002,
Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan  Stanley  Investment  Management  from May 1998 through May
2002.

     Mr.  Bomfim has been a Vice  President  and  portfolio  manager of the Fund since  February 2006 and a Vice  President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.
Mr.  Bomfim was a Senior  Economist  at the Board of  Governors  of the  Federal
Reserve System from June 1992 to October 2003.

     The Statement of Additional  Information  provides  additional  information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

December 15, 2008                                                    PS0240.032